MILLENNIUM CHEMICALS INC.
COMPUTATION OF PER SHARE EARNINGS                                   EXHIBIT 11.1

BASIC
-----
                                               Shares       Weighted Average      Earnings
                                             Outstanding      # of Shares         per Share
                                            ------------    ----------------    ------------
Shares of common stock outstanding
  at December 31, 1998                        75,170,692       75,170,692

Shares repurchased:
  January                                        (82,800)         (82,800)
  February                                    (1,240,300)      (1,136,942)
  March                                       (1,449,500)      (1,207,917)
  April                                         (639,000)        (479,250)
  May                                         (2,125,100)      (1,416,733)
  June                                        (1,651,100)        (963,142)
  July                                          (435,200)        (217,600)
  August                                      (1,270,600)        (529,417)
  October                                        (10,594)          (2,648)
Shares issued:
  April                                            6,000            4,500
  June                                             3,000            1,750
  August                                           8,960            3,733
  October                                        201,773           50,443
                                                   5,868            1,467
  November                                         9,000            1,500
  December                                         7,468              622
                                            ------------       ----------

Shares of common stock outstanding
  at December 31, 1999                        66,508,567       69,198,258
                                            ============       ==========

Loss from continuing operations                                                 (326,000,000)
                                                                                ------------
Weighted averages shares outstanding                                              69,198,258
Basic loss per share                                                                   (4.72)

Net loss                                                                        (288,000,000)
                                                                                ------------
Weighted averages shares outstanding                                              69,198,258
Basic loss per share                                                                   (4.16)


Shares of common stock outstanding
  at December 31, 1999                        66,508,567       66,508,567

Shares repurchased:
  March                                       (1,382,300)      (1,151,916)
  April                                         (100,000)         (75,000)
  May                                           (853,000)        (568,667)
  June                                        (1,164,700)        (679,408)
Shares issued:
  January                                         10,594           10,594
  February                                       220,378          202,013
  May                                              5,000            3,333
  Oct                                            198,057           49,514
                                                   8,100            2,025
  Dec                                             42,479            3,539
                                            ------------       ----------

Shares of common stock outstanding
  at December 31, 2000                        63,493,175       64,304,594
                                            ============       ==========

Net income                                                                       122,000,000
                                                                                ------------
Weighted averages shares outstanding                                              64,304,594
Basic earnings per share                                                                1.90

MILLENNIUM CHEMICALS INC.
COMPUTATION OF PER SHARE EARNINGS                                   EXHIBIT 11.1

BASIC
-----
                                               Shares       Weighted Average       Earnings
                                             Outstanding      # of Shares         per Share
                                            ------------    ----------------    --------------
Shares of common stock outstanding
  at December 31, 2000                        63,493,175       63,493,175

Shares repurchased:
     February             2/15                    (5,601)          (5,134)

Shares issued:
     February             2/15                    30,204           27,687
     September            9/28                    11,442            3,814
     October              10/8                   166,434           41,609
     December             12/31                   40,163            3,347
                                            ------------       ----------
Shares of common stock outstanding
  at December 31, 2001                        63,735,817       63,564,497
                                            ============       ==========
Net loss                                                                        (43,106,000.00)
                                                                                --------------
Weighted averages shares outstanding                                                63,564,497
Basic loss per share                                                                     (0.68)
DILUTED
-------
Shares of common stock outstanding
  at December 31, 1998                        75,170,692       75,170,692

Shares repurchased:
  January                                        (82,800)         (82,800)
  Febreuary                                   (1,240,300)      (1,136,942)
  March                                       (1,449,500)      (1,207,917)
  April                                         (639,000)        (479,250)
  May                                         (2,125,100)      (1,416,733)
  June                                        (1,651,100)        (963,142)
  July                                          (435,200)        (217,600)
  August                                      (1,270,600)        (529,417)
  October                                        (10,594)          (2,648)
Shares issued:
  April                                            6,000            4,500
  June                                             3,000            1,750
  August                                           8,960            3,733
  October                                        201,773           50,443
                                                   5,868            1,467
  November                                         9,000            1,500
  December                                         7,468              622
Options                                          538,000               --
Time vested restricted stock                     396,128               --
Performance based restricted stock             1,816,096               --

Shares of common stock outstanding
                                           -------------       ----------
  at December 31, 1999                        69,258,791       69,198,258
                                           =============       ==========

Loss from continuing operations                                                   (326,000,000)
                                                                                  ------------
Weighted averages shares outstanding                                                69,198,258
Diluted loss per share                                                                   (4.71)

Net loss                                                                          (288,000,000)
                                                                                  ------------
Weighted averages shares outstanding                                                69,198,258
Diluted loss per share                                                                   (4.15)

Shares of common stock outstanding
  at December 31, 1999                        66,508,567       66,508,567

Shares repurchased:
  March                                       (1,382,300)      (1,151,916)
  April                                         (100,000)         (75,000)
  May                                           (853,000)        (568,667)
  June                                        (1,164,700)        (679,408)
Shares issued:
  January                                         10,594           10,594
  February                                       220,378          202,013
  May                                              5,000            3,333
  Oct                                            198,057           49,514
                                                   8,100            2,025
  Dec                                             42,479            3,539
Options                                          610,000            3,314
Time vested restricted stock                     368,088          271,790
Performance based restricted stock             1,210,738            9,939
                                           -------------       ----------
Shares of common stock outstanding
  at December 31, 2000                        65,682,001       64,589,637
                                           =============       ==========
Net income                                                                         122,000,000
                                                                                  ------------
Weighted averages shares outstanding                                                64,589,637
Diluted earnings per share                                                                1.89

Shares of common stock outstanding
  at December 31, 2000                     63,493,175     63,493,175

Shares repurchased:
     February             2/15                 (5,601)        (5,134)

Shares issued:
     February             2/15                 30,204         27,687
     September            9/28                 11,442          3,814
     October              10/8                166,434         41,609
     December             12/31                40,163          3,347

Options                                     1,301,000             --
Time vested restricted stock                       --             --
Performance based restricted stock            639,323             --
                                        -------------     ----------
Shares of common stock outstanding
  at December 31, 2001                     65,676,140     63,564,497
                                        =============     ==========
Net loss                                                                           (43,106,000)
                                                                                  ------------
Weighted averages shares outstanding                                                63,564,497
Diluted loss per share                                                                   (0.68)